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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 10, 2000

                                LEARN2.COM, INC.

             (Exact name of registrant as specified in its charter)



        DELAWARE                        0-24936                 75-2480669
(State or other jurisdiction    (Commission File Number)      (IRS Employee
             incorporation)                               Identification Number)


                             1311 MAMARONECK AVENUE,              10605
                                  SUITE 210,                   (Zip Code)
                             WHITE PLAINS, NEW YORK
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (914) 682-4300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

         On March 10, 2000, the Registrant entered into a Securities Purchase Agreement with RGC International Investors, LDC ("RGC"). The Securities Purchase Agreement provides for the issuance of a $10 million 6% Convertible Debenture (the "Convertible Debenture") to RGC due March 10, 2003, convertible into the Registrant's Common Stock at a price of $6.00 per share. In addition, the Registrant issued RGC a warrant (the "Warrants") to purchase from the Registrant a total of 337,268 shares of the Registrant's Common Stock at an initial exercise price of $7.41 per share. The Registrant's Common Stock underlying the Convertible Debenture and the Warrants have certain registration rights. The foregoing summary description of the transaction is qualified in its entirety by reference to the documents filed as exhibits hereto. On March 15, 2000, the Registrant issued the press release attached hereto as Exhibit 99.6 and incorporated by reference herein.

         In March 2000, the Chairman of the Board of Directors' received a letter from Jason Roberts announcing his resignation as a director and employee of the Registrant.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

10.53    6% Convertible Debenture issued to RGC International Investors, LDC.

10.54    Warrant issued to RGC International Investors, LDC.

10.55 Securities Purchase Agreement, dated as of March 10, 2000, by and among Learn2.com, Inc. and RGC International Investors, LDC.

10.56 Registration Rights Agreement, dated as of March 10, 2000, by and among Learn2.com, Inc. and RGC International Investors, LDC.

99.6     Press Release dated March 15, 2000.



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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Learn2.com, Inc.



                                       /s/ Marc E. Landy
                                    By:
                                        ----------------------
                                    Name:  Marc E. Landy
                                    Title:  Vice President, Chief Financial
                                            Officer and Secretary

Dated:   March 15, 2000



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                                INDEX TO EXHIBITS


Number                            Description
------                            -----------

10.53    6% Convertible Debenture issued to RGC International Investors, LDC.

10.54    Warrant issued to RGC International Investors, LDC.

10.55 Securities Purchase Agreement, dated as of March 10, 2000, by and among Learn2.com, Inc. and RGC International Investors, LDC.

10.56 Registration Rights Agreement, dated as of March 10, 2000, by and among Learn2.com, Inc. and RGC International Investors, LDC.

99.6     Press Release dated March 15, 2000.